                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                        ______________________________

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.    )


    Filed by the Registrant                       /X/
    Filed by a party other than the Registrant    / /

Check the appropriate box:

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                             HAWKINS CHEMICAL, INC
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                     [LOGO]

                             HAWKINS CHEMICAL, INC.


                           3100 EAST HENNEPIN AVENUE

                          MINNEAPOLIS, MINNESOTA 55413

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                   TO BE HELD

                               FEBRUARY 24, 1999

    The annual meeting of shareholders of Hawkins Chemical, Inc. (the "Company") will be held at Midland Hills Country Club, 2001 Fulham Street, St. Paul, Minnesota, on Wednesday, February 24, 1999, at 3:00 P.M., Central Standard Time, for the following purposes:

    1.  To elect seven directors.

    2. To consider and act upon a proposal to amend the Company's Amended and Second Restated Articles of Incorporation to increase the number of the Company's authorized shares of common stock from 15,000,000 shares to 30,000,000 shares.

    3. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on January 19, 1999 as the record date for determining the shareholders entitled to vote at the annual meeting. Accordingly, only shareholders of record at the close of business on that date will be entitled to vote at the meeting. The Company's transfer books will not be closed.

Dated: January 22, 1999.                    BY ORDER OF THE BOARD OF DIRECTORS

                                                JOHN R. HAWKINS, SECRETARY

IMPORTANT: TO ASSURE THE NECESSARY REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY TO SAVE THE COMPANY THE EXPENSE OF ADDITIONAL SOLICITATION. DOING SO WILL NOT PREVENT YOU FROM VOTING IN PERSON IF YOU SO DESIRE.

                                PROXY STATEMENT


                             HAWKINS CHEMICAL, INC.

                           3100 EAST HENNEPIN AVENUE

                          MINNEAPOLIS, MINNESOTA 55413

                                JANUARY 22, 1999

    The following statement is furnished in connection with the solicitation of proxies by the Board of Directors of Hawkins Chemical, Inc. (the "Company") to be voted at the annual meeting of shareholders of the Company to be held on Wednesday, February 24, 1999, or at any adjournment or adjournments of such meeting. Distribution of this proxy statement and proxy to the shareholders began on or about January 22, 1999.

                                  SOLICITATION

    The cost of soliciting proxies and of the notices of the meeting, including the preparation, assembly and mailing of proxies and this statement, will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or telegraph by directors, officers and regular employees of the Company. Furthermore, arrangements may be made with brokers, banks and similar organizations to send proxies and proxy materials to beneficial owners for voting instructions. The Company will reimburse such organizations for their expenses.

                         REVOCATION AND VOTING OF PROXY

    Any proxy given pursuant to this solicitation and received in time for the annual meeting will be voted in accordance with the instructions in such proxy, unless the proxy is properly revoked prior to the meeting. Any shareholder giving a proxy may revoke it prior to its use at the meeting by (1) delivering a written notice expressly revoking the proxy to the Secretary at the Company's offices, (2) signing and forwarding to the Company at its offices a later dated proxy, or (3) attending the annual meeting and casting his or her votes personally.

    Unless otherwise directed in the accompanying proxy, the persons named therein will vote FOR the nominees for director as set forth in this Notice of Annual Meeting of Shareholders. As to any other business which may properly come before the meeting, they will vote in accordance with their best judgment. The Company does not presently know of any other business.

    A majority of the outstanding shares will constitute a quorum at the annual meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Pursuant to Minnesota law and the Company's Articles of Incorporation, abstentions are counted in determining the total number of the votes cast on proposals presented to shareholders, but will not be treated as votes in favor of the proposals. Broker non-votes are not counted for purposes of determining the total number of votes cast on proposals presented to shareholders.

                      OUTSTANDING SHARES AND VOTING RIGHTS

    As of the close of business on January 5, 1999, there were outstanding 11,323,030 shares of common stock, par value $.05 per share, which is the only outstanding class of stock of the Company. Holders of common shares are entitled to one vote for each share held on the record date with respect to all matters that may be brought before the meeting. The record date for determining the shareholders entitled to vote at the 1999 annual meeting is January 19, 1999. There is no cumulative voting for directors.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors to file initial reports of ownership and reports of changes in ownership of common stock of the

Company with the Securities and Exchange Commission. Executive officers, directors and persons who beneficially own more than ten percent of the common stock of the Company are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, and written representations from the Company's executive officers and directors, all Section 16(a) filing requirements applicable to the Company's executive officers and directors have been satisfied.

                        SECURITY OWNERSHIP OF MANAGEMENT
                            AND BENEFICIAL OWNERSHIP

    The following table contains information as of October 31, 1998 concerning the beneficial ownership of the Company's common shares by all directors and nominees, by all current directors and officers as a group and by persons known to the Company to beneficially own more than 5% of its common shares. Unless otherwise noted, the address for each person listed below is the Company's executive offices.

                                                                                    NUMBER OF       PERCENT OF
BENEFICIAL OWNER                                                                    SHARES(a)          CLASS
--------------------------------------------------------------------------------  -------------     -----------
Howard J. Hawkins...............................................................        492,515(b)         4.3%
  3100 East Hennepin Avenue
  Minneapolis, MN 55413
Norman P. Anderson..............................................................        417,005            3.7%
  225 Holly Road
  Hopkins, MN 55343
Carl J. Ahlgren.................................................................         97,757(c)           *
Howard M. Hawkins...............................................................        169,548(d)         1.5%
Dean L. Hahn....................................................................        104,966(e)           *
Donald L. Shipp.................................................................        132,306(f)         1.2%
John R. Hawkins.................................................................         74,164(g)           *
John S. McKeon..................................................................         16,507(h)           *
Duane M. Jergenson..............................................................          3,275              *
G. Robert Gey...................................................................              0              *
All current directors and officers as a group (12 persons)......................      1,526,651(i)        13.4%
Trustees, Hawkins Chemical, Inc.
Employee Stock Ownership Plan and Trust.........................................      2,499,582(j)        22.0%
  3l00 East Hennepin Avenue
  Minneapolis, MN 55413

------------

*   Less than one percent.

(a) Unless otherwise noted, all shares shown are held by individuals possessing sole voting and investment power with respect to such shares.

(b) Includes 191,665 shares owned by the wife of Mr. Hawkins as to which Mr. Hawkins may be deemed to share voting and investment power, but as to which he disclaims beneficial ownership, as well as 36,903 shares that Mr. Hawkins holds jointly with his wife as to which he shares voting and investment power. Does not include shares representing the beneficial interest of Mr. Hawkins as of October 31, 1998 in the Company's Employee Stock Ownership Plan (134,512 shares).

(c) Includes 45,565 shares held in trust for the benefit of Mr. Ahlgren's wife as to which Mr. Ahlgren disclaims beneficial ownership, and 24,758 shares held in trust as to which Mr. Ahlgren shares voting and investment power.

(d) Includes 65,195 shares held by the wife of Mr. Hawkins as to which he may be deemed to share voting and investment power, but as to which he disclaims beneficial ownership; and 99,469 shares that

    Mr. Hawkins holds jointly with his wife as to which he shares voting and investment power. Does not include shares representing the beneficial interest of Mr. Hawkins as of October 31, 1998 in the Company's Employee Stock Ownership Plan (122,833 shares).

(e) Includes 8,292 shares that Mr. Hahn holds jointly with his wife as to which he shares voting and investment power. Does not include shares representing Mr. Hahn's beneficial interest as of October 31, 1998 in the Company's Employee Stock Ownership Plan (201,106 shares).

(f) Includes 60,000 shares held by the wife of Mr. Shipp as to which he may be deemed to share voting and investment power, but as to which he disclaims beneficial ownership; and 70,509 shares that Mr. Shipp holds jointly with his wife as to which he shares voting and investment power. Does not include shares representing Mr. Shipp's beneficial interest as of October 31, 1998 in the Company's Employee Stock Ownership Plan (174,838 shares).

(g) Includes 40,897 shares held by Mr. Hawkins as custodian for one minor child as to which he has sole voting and investment power, but as to which he disclaims beneficial ownership, as well as 13,986 shares held by Mr. Hawkins jointly with his wife as to which he shares voting and investment power. Does not include shares representing the beneficial interest of Mr. Hawkins as of October 31, 1998 in the Company's Employee Stock Ownership Plan (116,280 shares).

(h) Includes 1,097 shares held by Mr. McKeon as custodian for his minor children as to which Mr. McKeon has sole voting and investment power, but as to which he disclaims beneficial ownership.

(i) Includes 5,022 shares owned by an officer (who is not also a director or nominee) jointly with his wife as to which he shares voting and investment power; and 12,158 shares owned by an officer (who is not also a director or nominee) jointly with his wife as to which he shares voting and investment power; and 1,428 shares held custodially for three minor children. Not included in the total are shares representing the beneficial ownership of certain officers as of October 31, 1998 in the Company's Employee Stock Ownership Plan (90,328 shares).

(j) The current trustees of the Hawkins Chemical, Inc. Employee Stock Ownership Plan and Trust and of the Hawkins Chemical, Inc. Money Purchase Pension Plan and Trust are Howard J. Hawkins, Dean L. Hahn, Donald L. Shipp, Howard M. Hawkins, and John R. Hawkins. Although these individuals could be deemed to "beneficially own" all of the shares held by these Plans because of their shared voting and investment power with respect to those shares, they have not been included in the share ownership figures listed above for these individuals or for all current directors and officers as a group. Voting rights as to shares of the Company's stock are passed through to participants under the Employee Stock Ownership Plan, but not under the Money Purchase Pension Plan.

                PROPOSALS TO BE ACTED UPON AT THE ANNUAL MEETING

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

    At the forthcoming annual meeting, seven persons are to be elected to the Company's Board of Directors, each to hold office for the ensuing year or until his successor is duly elected and qualified. The Company's By-Laws provide for a Board of Directors of not fewer than three nor more than eleven directors. The Company's By-Laws provide that the nominees must be elected by the affirmative vote of the holders of a majority of the voting power of the shares represented at the meeting (whether in person or by proxy). Proxies will be voted for the election of all nominees unless you direct otherwise. Should any nominee decline or be unable to accept such nomination or to serve as a director (an event which management does not now expect to occur), proxies will be voted for a substitute nominee or nominees in accordance with the best judgment of the person or persons acting under them.

INFORMATION ABOUT NOMINEES

    All nominees who are now directors of the Company have served continuously since the year indicated below. The following information, including the principal occupation or employment of each nominee, has been furnished to the Company by the respective nominees, as of December 15, 1998; all occupations are with the Company unless otherwise noted.

                                                        PRINCIPAL OCCUPATION                                   DIRECTOR
NOMINEE                                                    AND EMPLOYMENT                            AGE        SINCE
------------------------------------  ---------------------------------------------------------      ---      ----------
Dean L. Hahn........................  Chairman of the Board and Chief Executive Officer since            65         1974
                                      1996; President from 1983 to 1996.
Donald L. Shipp.....................  Vice Chairman since December 1998; President from 1996 to          63         1977
                                      December 1998; Executive Vice President from 1983 to
                                      1996; President of Feed-Rite Controls, Inc., then a
                                      subsidiary of the Company, from 1967 to 1996.
John R. Hawkins.....................  President since December 1998; Executive Vice President            47         1989
                                      from 1997 to December 1998; Vice President of Sales from
                                      1987 to 1997; Secretary since 1991.
Howard M. Hawkins...................  Treasurer since 1973; Vice President since 1996.                   54         1976
John S. McKeon......................  President of Golden Valley Microwave Foods, Inc. since             54         1984
                                      August 1993; President of McKeon Associates, Inc. 1991 to
                                      1993 (corporate finance consulting); Vice President of
                                      Northstar Industries, Inc. 1976 to 1990.
Duane M. Jergenson..................  Vice President, Operations of Taylor Corporation since             52         1996
                                      1985.
G. Robert Gey.......................  President, Pentair Service Equipment Business since 1996;          54      nominee
                                      Vice President, Pentair Corporate Development from 1995
                                      to 1996; President, Niagara Paper Corp. from 1992 to
                                      1995; various positions with Pentair, Inc. from 1983 to
                                      1992.

    Howard M. Hawkins is the brother of John R. Hawkins. Donald L. Shipp is the father-in-law of Kurt R. Norman, Vice President of the Hawkins Water Treatment Group. There are no other family relationships between officers or directors of the Company.

ADDITIONAL INFORMATION ABOUT THE BOARD OF DIRECTORS

    The Board of Directors held four meetings in fiscal 1998. All directors attended at least 75% of the total number of meetings of the Board and the committees on which they served. The Audit Committee, which presently consists of Howard M. Hawkins, John S. McKeon and Duane M. Jergenson, is responsible for selecting auditors, ensuring the fiscal integrity of the Company, and establishing and reviewing internal controls. The Audit Committee held one meeting during fiscal 1998. The Compensation Committee, which consists of John
S. McKeon, Carl J. Ahlgren, Norman P. Anderson and Duane M. Jergenson, is responsible for establishing compensation policies for the Company and for reviewing and setting compensation for senior executives of the Company. The Compensation Committee held at least six meetings during fiscal 1998.

NOMINATION

    Sections 8 through 11 of Article II of the Company's By-Laws, adopted by the Board on August 23, 1988, provide that a candidate may not be nominated for election as a director at the annual meeting of shareholders unless the nomination was previously submitted to the Board or its nominating committee. A standing nominating committee has not been established although the Board has authority to do so. A shareholder wishing to nominate a candidate for director must do so no later than sixty days following the end of the Company's fiscal year. Nominations are deemed made when the Secretary of the Company receives all of the following: (1) all information about the nominee that may be required to be provided in any proxy statement pursuant to the Securities Exchange Act of 1934 and regulations promulgated thereunder; (2) an executed directors' questionnaire provided by the Company and completed by the nominee; (3) the nominee's statement consenting to his nomination and agreeing to serve, if elected; and (4) evidence that the person making the nomination is a shareholder. After reviewing the submission, the Board or the appointed nominating committee may, but need not, designate one or more of the nominees to appear as an alternate candidate on any proxy solicited by management or any proxy statement furnished by management. The number of such alternate candidates may not exceed the number of directors to be elected at that annual meeting. Exclusion of any eligible candidate from a proxy solicited by management does not affect the right of shareholders to nominate, vote for, or elect such candidate at any shareholders' meeting held within twelve months after submission of the nomination material described above.

DIRECTOR COMPENSATION

    During fiscal 1998, each director who is not an employee of the Company was paid $10,000 as an annual retainer plus $750 for each meeting attended. In addition to his regular director's fees, Carl J. Ahlgren received $1,500 in fiscal 1998 for his work in preparing last year's annual report.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR.

               INCREASE OF THE COMPANY'S AUTHORIZED COMMON STOCK
                                  (PROPOSAL 2)

INTRODUCTION

    At present, the Amended and Second Restated Articles of Incorporation of the Company authorize the issuance of 15,000,000 shares of Common Stock, $.05 par value. As of January 5, 1999, 11,323,030 shares of the Company's authorized shares of Common Stock were issued and outstanding and 3,676,970 shares were authorized but unissued. Of the authorized and unissued, no shares are reserved for issuance pursuant to outstanding options, warrants and other convertible securities of the Company. Accordingly, as of January 5, 1999, there were 3,676,970 shares of Common Stock available for issuance or sale by the Company other than those issuable as described above.

    The Board of Directors has unanimously proposed that the Company's Amended and Second Restated Articles of Incorporation be amended to increase the authorized number of shares of Common Stock from 15,000,000 to 30,000,000. The shareholders of the Company are being asked to approve this amendment at the Annual Meeting.

PURPOSE AND EFFECTS OF THE PROPOSED AMENDMENT

    The Board of Directors believes that it is necessary and desirable to increase the number of shares of Common Stock the Company is authorized to issue to give the Board of Directors additional flexibility to declare stock splits or dividends, adopt additional future employee benefit plans, make acquisitions through the use of stock, increase the number of shares in the market, enable the Board of Directors to reserve additional shares for issuance under any options, warrants or convertible securities which may be issued, and raise equity capital. The Board of Directors has no immediate plans, understandings or agreements or commitments to issue additional shares of Common Stock for any of these purposes. The flexibility inherent in having the authority to issue shares of Common Stock will, in the opinion of the Board of Directors, be advantageous to the Company in any negotiations involving the issuance of such stock.

    If adopted, the proposal will not, by itself, have any effect on the rights of holders of presently issued and outstanding shares of Common Stock. Under the Company's Amended and Second Restated Articles of Incorporation, the shareholders of the Company do not have preemptive rights with respect to the Common Stock. Thus, should the Board of Directors elect to issue additional shares of Common Stock, existing shareholders would not have any preferential rights to purchase such additional shares of Common Stock.

    Although the Board of Directors is proposing this amendment to the Company's Amended and Second Restated Articles of Incorporation for the reasons stated above, the amendment could, under certain circumstances, discourage or make more difficult an attempt by a person or organization to gain control of the Company by tender offer or proxy contest, or to consummate a merger or consolidation with the Company after acquiring control, and to remove incumbent management, even if such transactions were favorable to the shareholders of the Company. Issuance of shares of Common Stock in a private placement to a person sympathetic to management and opposed to any attempt to gain control of the Company could make a change in control of the Company more difficult. Accordingly, this proposal to amend the Company's Amended and Second Restated Articles of Incorporation may be deemed (under certain circumstances which may or may not occur) to be an anti-takeover measure, although the proposal is not being proposed or presented as an anti-takeover measure.

PROPOSED RESOLUTION

    A resolution in substantially the following form will be submitted to the shareholders at the Annual Meeting:

    RESOLVED, that the first sentence of Article VII of the Company's Amended and Second Restated Articles of Incorporation is amended in its entirety to read as follows:

       "The aggregate number of shares which this Corporation shall have the authority to issue is 30,000,000 shares of common stock, with a par value of $.05 per share."

    RESOLVED FURTHER, that the appropriate officers of the Company are authorized and directed to make, execute, acknowledge and file such certificates and documents as may be required by law with respect to the foregoing resolutions.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THIS AMENDMENT.

                                 OTHER MATTERS

    Management does not know of any other business which will be presented for consideration at the annual meeting. If, however, any other business does properly come before the meeting, proxies will be voted in accordance with the best judgment of the person or persons acting under them.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    Deloitte & Touche LLP, independent certified public accountants, have been the auditors of the Company since 1971. They have been retained by the Board of Directors as the Company's auditors for the current fiscal year.

    Audit services performed by Deloitte & Touche LLP for the year ended September 27, 1998 consisted of the examination of the consolidated financial statements of the Company and services related to filings with the Securities and Exchange Commission. All services rendered by Deloitte & Touche LLP are reviewed and approved by the Board of Directors. The Board of Directors has not specifically considered the independence of the auditors in relation to the services rendered, but the auditors have informed the Company that neither the firm nor any of its partners holds any financial interest in the securities of the Company.

    Representatives of Deloitte & Touche LLP are expected to attend this annual meeting with the opportunity to make a statement if they desire. They will be available to respond to appropriate questions.

                        COMPENSATION AND OTHER BENEFITS

    The following table sets forth the compensation of the Chief Executive Officer and the four highest paid executive officers whose aggregate annual salary and bonus exceeded $100,000 for the Company's last fiscal year ended September 27, 1998 (collectively, the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                              ANNUAL COMPENSATION
                                             ------------------------------------------------------
                                                                                    OTHER ANNUAL         ALL OTHER
NAME AND PRINCIPAL POSITION                  FISCAL YEAR    SALARY      BONUS      COMPENSATION(a)   COMPENSATION(b)(c)
-------------------------------------------  -----------  ----------  ----------  -----------------  ------------------
Dean L. Hahn...............................        1998   $  161,325  $  157,000      $   4,500          $   30,000
  Chairman of the Board and                        1997      151,865     132,000          4,500              30,000
  Chief Executive Officer                          1996      141,640     114,000          4,500              30,000

Donald L. Shipp............................        1998   $  151,333  $  157,000      $   4,500          $   30,000
  Vice Chairman of the Board;                      1997      141,903     132,000          4,500              30,000
  formerly President                               1996      131,567     114,000          4,500              30,000

John R. Hawkins............................        1998   $  138,440  $  131,000      $   4,500          $   30,000
  President and Secretary                          1997      124,040     111,000          4,500              30,000
                                                   1996      118,240      94,000          4,500              30,000

Howard M. Hawkins..........................        1998   $  132,540  $  124,000      $   4,500          $   30,000
  Vice President and Treasurer                     1997      124,040      11,000          4,500              30,000
                                                   1996      118,240      94,000          4,500              30,000

Jon C. Eaton...............................        1998   $   97,300  $   99,000      $   4,500          $   30,000
  Vice-President--Terminal                         1997       93,800      89,000          4,500              30,000
  Operations                                       1996       85,800      80,000          4,500              30,000

------------

(a) EMPLOYEE STOCK PURCHASE PLAN

    All employees of the Company and its subsidiary who have attained the age of 18 years and who have been employed by the Company for one year are eligible to participate in the Company's Employee Stock Purchase Plan. Under the Plan, each participant authorizes the Company to deduct a specified amount, not to exceed $500, from his paycheck each month, to which the Company adds a bonus of 75% of such amount, to be used by a depository agent to purchase common shares of the Company's stock for the participant's individual account under the Plan. Shares purchased with the Company's bonus vest over a five-year schedule.

(b) MONEY PURCHASE PENSION PLAN

    Non-bargaining employees of the Company and its subsidiary who have attained the age of 21 years and completed one year of service are eligible to participate in this defined contribution pension plan. For each year, the Company contributes an amount equal to seven percent of an eligible participant's compensation, and this amount is credited to an account maintained for the participant under the Plan. The maximum annual compensation that may be used to determine Plan benefits is capped at $160,000 for the current plan year; this limit will be adjusted in future years under federal tax law for cost-of-living increases.

    Participant accounts are credited with the appropriate gains or losses resulting from investments made by the Plan. A participant is fully vested after completing seven years of service. At retirement, the participant receives the amount credited to his or her account either as a lump sum, in installments, or in the form of an annuity contract.

(c) EMPLOYEE STOCK OWNERSHIP PLAN

    Non-bargaining employees of the Company and its subsidiary who have attained the age of 21 years and completed one year of service are eligible to participate in the Company's Employee Stock Ownership Plan. Contributions to this Plan are made at the discretion of the Board of Directors and credited to individual accounts maintained for participants under the Plan.

    The amount of each contribution credited to a participant's account is proportionate to that participant's compensation compared to the total compensation paid to all participants in the Plan. The maximum annual compensation that may be used to determine benefits in the current plan year is $160,000, which amount will be adjusted in future years for cost-of-living increases. In addition, the aggregate amount contributed in any one plan year for a participant under the Money Purchase Pension Plan and Employee Stock Ownership Plan may not exceed the lesser of 25% of compensation or $30,000.

    Participant accounts in the Employee Stock Ownership Plan are also credited with the appropriate gains or losses resulting from Plan investments. A participant is fully vested after completing seven years of service. At retirement, the participant receives the amount credited to his or her account either as a lump sum or in installments.

OPTION GRANTS AND EXERCISES IN FISCAL 1998

    There were no options granted or exercised by the Named Executive Officers in fiscal 1998.

REPORT ON REPRICING OF OPTIONS

    None.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    All decisions regarding compensation of executive officers of the Company in fiscal 1998 were made by the Compensation Committee of the Board of Directors. During fiscal 1998, the Compensation Committee was made up of the following directors: John S. McKeon, Carl J. Ahlgren, Norman P. Anderson and Duane M. Jergenson. None of the current officers of the Company participates in any board vote setting his annual salary or bonus.

              COMPENSATION COMMITTEE REPORT ON ANNUAL COMPENSATION

    The annual compensation programs of the Company are highly leveraged on the basis of performance. The Company's annual compensation mix generally has lower base salaries than comparable companies, coupled with a highly leveraged incentive system which will pay more with good performance and less with below par performance.

EXECUTIVE SALARIES

    The salary increase of the Company's executive officers are tied to inflation, performance and increase in corporate profits.

EXECUTIVE BONUS PLAN

    The bonus plan for executive officers is based on the following factors: corporate performance, business unit performance and personal performance. The corporate performance rating is based on the Company's percentage growth in earnings per share over the prior year and its return on equity. These two factors are the primary determinants of share price over time. Business unit ratings are based primarily on profit performance (market share performance, new product development, workplace diversity and other factors are also considered). Personal ratings can include such qualitative factors as quality of the strategic plan, organizational and management development progress and industry, public affairs, and civic involvement.

    Corporate business unit ratings can range from .5 to 1.8 with top annual performance represented by a 1.5 or higher rating. Personal ratings can range from 0.0 to 1.5. These ratings are then combined with the participant's target incentive participation rate (a percentage of base salary which increases for higher positions within the Company). Both business unit and personal ratings are heavily dependent on achievement of financial objectives. The weights for executive officers are 50% corporate and 50% personal, while business unit officers are generally 38% unit, 12% corporate and 50% personal. The total corporate bonus package is approximately 11% of the Company's income from operations.

CHIEF EXECUTIVE OFFICER COMPENSATION

    The compensation of Dean R. Hahn, Chief Executive Officer, is determined in the same manner as set forth above for all other executive officers.

                                                          COMPENSATION COMMITTEE

                                                                 CARL J. AHLGREN

                                                              NORMAN P. ANDERSON

                                                              DUANE M. JERGENSON

                                                                  JOHN S. MCKEON

                           RELATED PARTY TRANSACTIONS

    None.

                      COMPARATIVE STOCK PERFORMANCE GRAPH

    The following is a graph comparing the annual percentage change in the cumulative total shareholder return on the Company's Common Stock with the cumulative total returns of the NASDAQ Composite Index and the NASDAQ Industrial Index for the Company's last five fiscal years. The graph assumes the investment of $100 in the Company's Common Stock, the NASDAQ Composite Index and the NASDAQ Industrial Index on October 3, 1993, and reinvestment of all dividends.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  YEAR

             NASDAQ Industrial Index     NASDAQ Composite Index  Hawkins Chemical, Inc.
1993                         $100.00                    $100.00                 $100.00
1994                           99.66                     101.29                  130.30
1995                          125.83                     138.28                  166.88
1996                          141.98                     163.00                  172.70
1997                          175.69                     224.60                  233.33
1998                          135.67                     230.47                  246.13

                           PROPOSALS BY SHAREHOLDERS

    Any proposal that a shareholder intends to present at the 2000 Annual Meeting must be received by the Company no later than September 24, 1999 for inclusion in the 2000 Notice of Annual Meeting, Proxy Statement, and form of proxy.

                                   FORM 10-K

    The Company will provide each person whose proxy is solicited, upon the written request of any such person, a copy of its annual report on Form 10-K as filed with the Securities and Exchange Commission, including the financial statements and financial statement schedules required to be filed with the Commission. Such written request should be directed to John R. Hawkins, Corporate Secretary, Hawkins Chemical, Inc., 3100 East Hennepin Avenue, Minneapolis, Minnesota 55413.

Dated: January 22, 1999.                    BY ORDER OF THE BOARD OF DIRECTORS

                                                JOHN R. HAWKINS, SECRETARY

                             HAWKINS CHEMICAL, INC.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                               FEBRUARY 24, 1999


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HAWKINS CHEMICAL,
                                      INC.

The undersigned hereby appoints Dean L. Hahn, Donald L. Shipp and John R. Hawkins or a majority of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Hawkins Chemical, Inc. held of record by the undersigned on January 19, 1999, at the Annual Meeting of Shareholders of Hawkins Chemical, Inc. to be held at 3:00 P.M. on Wednesday, February 24, 1999, at Midland Hills Country Club, 2001 Fulham Street, St. Paul, Minnesota, and any adjournment thereof.

1.   ELECTION OF   / /  FOR all nominees listed below
     DIRECTORS:       EXCEPT those I have struck by a
                      line through their names.
               Dean L. Hahn, Howard M. Hawkins, Donald L. Shipp,
      John S. McKeon, John R. Hawkins, Duane M. Jergenson, G. Robert Gey,
                   / /  WITHHOLD AUTHORITY
                      to vote for ALL nominees listed above.
2.   PROPOSAL TO INCREASE THE COMPANY'S AUTHORIZED COMMON STOCK:
     / /  FOR   / /  AGAINST   / /  ABSTAIN
3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting. Management is not presently aware of any such matters to be presented for action.

           (CONTINUED, AND TO BE SIGNED AND DATED, ON THE OTHER SIDE)

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS DIRECTED BY THIS PROXY, BUT IF THIS PROXY IS RETURNED WITH NO DIRECTION MADE, THEY WILL BE VOTED "FOR" EACH OF THE NOMINEES FOR DIRECTOR.

The undersigned hereby ratifies and confirms all that the Proxies appointed hereby shall lawfully do or cause to be done by virtue hereof and hereby revokes all proxies heretofore given to vote such shares.

PLEASE SIGN AND RETURN PROMPTLY.
                             ___________________________________________________
                                                  Signature
                             ___________________________________________________
                                          Signature if held jointly
                             Dated: ______________________________________, 1999
                                          (Please date this Proxy)

                             (Please sign exactly as your name appears to the left. When shares are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.)